CONSENT, WAIVER and AMENDMENT dated
                                    as of October 23, 2002 (this "Amendment"), among STILWELL FINANCIAL INC., a Delaware corporation ("Stilwell"), JANUS CAPITAL CORPORATION, a Colorado corporation ("Janus" and, together with Stilwell, the "Borrowers"), the lenders party hereto (the "Lenders") and CITIBANK, N.A., as administrative agent (in such capacity, the "Agent") and as swingline lender.


                  Reference is made to (a) the Amended and Restated 364-Day Credit Agreement dated as of October 24, 2001 (as amended, supplemented or otherwise modified from time to time, the "Amended and Restated 364-Day Agreement"), and (b) the Five-Year Credit Agreement dated December 7, 2000 (as amended, supplemented or otherwise modified from time to time, the "Five-Year Agreement", and together with the Amended and Restated 364-Day Agreement, the "Credit Agreements"), in each case among the Borrowers, the Lenders party thereto, Wells Fargo Bank West, N.A., as documentation agent, The Chase Manhattan Bank, as syndication agent, and the Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreements.

                  The Borrowers have announced that Janus will be merged into Stilwell, and will be renamed Janus Capital Management Inc., and that its investment in Nelson may be sold (the "Janus Transaction"), as more particularly described in the press release attached as Exhibit A. In connection with the Janus Transaction, the Amended and Restated 364-Day Agreement will be permitted to expire in accordance with its terms on October 23, 2002, and will not be extended or renewed and the commitments thereunder will terminate.

                  The Borrowers have requested that the Lenders consent to the Janus Transaction and waive and amend certain provisions of the Five-Year Agreement in connection with the Janus Transaction and the termination of the Amended and Restated 364-Day Agreement. The Lenders are willing to agree to such amendments on the terms and subject to the conditions of this Amendment.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                SECTION 1. Consent and Waiver. Effective as of the Amendment Effective Date (as defined in Section 9 hereof), each of the undersigned Lenders hereby consents to the Janus Transaction and waives compliance by the Borrowers with the provisions of Sections 5.01(a) and 6.04 of the Five-Year Agreement to the extent (but only to the extent) necessary to permit the Borrowers to consummate the Janus Transaction.

                SECTION 2. Amendments to Article I. Section 1.01 of the Five-Year Agreement is hereby amended as follows:

                (a) by adding in the appropriate alphabetical order therein the following new definitions:

                           "`Janus Transaction' shall mean the transaction whereby Janus will be merged into Stilwell and will be renamed Janus Capital Management Inc., and its investment in Nelson may be sold."

                           "`JCM Inc.' shall mean Janus Capital Management Inc., a Delaware corporation, resulting from the merger of Janus into Stilwell."

                           "`Merger Date' shall mean the date on which the Janus Transaction shall be effective."

                (b) amending the definition of "Borrower" or "Borrowers" by adding at the end thereof the words ", in connection with actions or dates before the Merger Date and, in connection with actions or dates on and after the Merger Date, shall mean JCM Inc."

                (c) amending the definition of "Indebtedness" in its entirety to read as follows:

                           "`Indebtedness' of any person shall mean, without duplication, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes, acceptances, equipment trust certificates or similar instruments,
                           (c) all obligations of such person issued or assumed as the deferred purchase price of property or services other than accounts payable arising in the ordinary course of such person's business on terms customary in the trade, (d) all obligations of such person, whether or not assumed, secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien or payable out of the proceeds or production from property owned or acquired by such person, (e) Capitalized Lease Obligations of such person, (f) all Guarantees by such person of Indebtedness of others and (g) any other obligations or securities (other than certain stock purchase agreements and restriction agreements requiring Stilwell to purchase outstanding capital stock of Janus from minority stockholders of Janus) which such person is directly or indirectly obligated to repay, redeem, retire, extinguish or repurchase on or prior to the Maturity Date (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (ii) at the option of any person other than the issuer thereof or
                           (iii) upon the occurrence of a condition not solely within the control of the issuer thereof or obligor thereon, such as a redemption out of future earnings. The Indebtedness of any person shall include the Indebtedness of any other entity (including any partnership in which such person is a general partner) to the extent such person is liable therefor as a result of such person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such person is not liable therefor."

                (d) amending the definition of "Janus" in its entirety to read as follows:

                           "`Janus' shall mean Janus Capital Corporation, a Colorado corporation, before the Merger Date and, on and after the Merger Date, shall mean JCM Inc."

                (e) amending the definition of "Related Subsidiaries" in its entirety to read as follows:

                           "`Related Subsidiaries' shall mean (a) with respect to Stilwell prior to the Merger Date, each of its subsidiaries, other than Janus and each of Janus' subsidiaries, (b) with respect to Janus prior to the Merger Date, each of its subsidiaries, and (c) with respect to Stilwell or Janus on or after the Merger Date, each of the subsidiaries of JCM Inc."

                (f) amending the definition of "Stilwell" in its entirety to read as follows:

                           "`Stilwell' shall mean Stilwell Financial Inc., a Delaware corporation, before the Merger Date and, on and after the Merger Date, shall mean JCM Inc."

                (g) deleting the definition of "Janus Stock Purchase Agreement".

                (h) deleting the definition of "364-Day Agreement".

                SECTION 3. Amendments to Article II. Article II of the Five-Year Agreement is hereby amended by:

                (a) amending Section 2.01 by deleting clauses (b) and (c) in their entirety and substituting therefor the following:

                           "(b) prior to the Merger Date, the outstanding amount of all Loans made by the Lenders to Stilwell exceed two-thirds of the Available Borrowing Amount, (c) prior to the Merger Date, the outstanding amount of all Loans made by the Lenders to Janus exceed one-third of the Available Borrowing Amount or (d) on and after the Merger Date, the outstanding amount of all Loans made by the Lenders exceed the Available Borrowing Amount."

                (b) amending Section 2.03 by deleting the last two sentences of clause (a) and substituting therefor the following:

                           "The portion of the Revolving Credit Exposure attributable to Stilwell at any time prior to the Merger Date plus the aggregate principal amount of Competitive Loans to Stilwell outstanding at that time shall not exceed two-thirds of the Available Borrowing Amount. The portion of the Revolving Credit Exposure attributable to Janus at any time prior to the Merger Date plus the aggregate principal amount of Competitive Loans to Janus outstanding at such time shall not exceed one-third of the Available Borrowing Amount. On and after the Merger Date, the Revolving Credit Exposure plus the aggregate principal amount of Competitive Loans outstanding shall at no time exceed the Available Borrowing Amount."

                (c) amending Section 2.06 by deleting the first sentence of clause (b) and substituting therefor the following:

                          "(b) For any day on which the outstanding principal amount of Loans shall be greater than 33-1/3% of the sum of the total Commitments under this Agreement, Stilwell shall pay to the

                          Agent for the account of each Lender a utilization fee (a "Utilization Fee") equal to the Applicable Percentage on the aggregate amount of each Lender's outstanding Loans to the Borrowers on such day."

                (d) amending Section 2.11 by deleting the first sentence of clause (b) and substituting therefor the following:

                           "(b) Each reduction in the Total Commitment hereunder shall be made (i) ratably among the Lenders in accordance with their respective Commitments and (ii) for reductions prior to the Merger Date, ratably between the Borrowers in accordance with the percentage of the Total Commitment available to each Borrower on the date hereof."

                (e) amending Section 2.22 by deleting clause (a)(iii) in its entirety and substituting therefor the following:

                           "(iii) before the Merger Date, the aggregate principal amount of all outstanding Loans made to Janus exceeding one-third of the Available Borrowing Amount, or on or after the Merger Date, the aggregate principal amount of all outstanding Loans exceeding the Available Borrowing Amount."

                (f) amending Section 2.24 by deleting the section in its entirety and substituting therefor the following:

                           "SECTION 2.24. Adjustments in Available Borrowing Amount for Fluctuations in Average Assets Under Management; Prepayment. (a) At any time when and so long as Average Assets Under Management shall be less than $180,000,000,000 but greater than or equal to $170,000,000,000, the available amount of the Commitments shall be reduced by $50,000,000.

                           At any time when and so long as Average Assets Under Management shall be less than $170,000,000,000 but greater than or equal to $150,000,000,000, the available amount of the Commitments shall be reduced by $100,000,000.

                           At any time when and so long as Average Assets Under Management shall be less than $150,000,000,000, the available amount of the Commitments shall be reduced by $150,000,000.

                           (b) In the event and on each occasion that the aggregate amount of Loans outstanding to the Borrowers exceeds the then Available Borrowing Amount, Stilwell shall promptly so notify the Agent and each Borrower shall prepay its respective Standby Borrowings in an aggregate amount at least equal to its ratable portion of such excess.

                           (c) Each reduction in the Available Borrowing Amount or any prepayment of Borrowings under this Section shall be made (i) ratably among the Lenders in accordance with their respective

                           Commitments and (ii) at any time prior to the Merger Date, ratably between the Borrowers in accordance with the percentage of the Total Commitment available to each Borrower, in each case under the terms of this Agreement."

                SECTION 4. Amendment to Section 4.01. Section 4.01 of the Five-Year Agreement is hereby amended by deleting clause (d) in its entirety and substituting therefor the following:

                           "(d) At the time of and immediately after such Borrowing, extension or increase, as applicable, the outstanding aggregate principal amount of all Loans made by the Lenders (i) prior to the Merger Date, to Stilwell shall not exceed two-thirds of the Available Borrowing Amount, (ii) prior to the Merger Date, to Janus shall not exceed one-third of the Available Borrowing Amount and (iii) on and after the Merger Date, shall not exceed the Available Borrowing Amount."

                SECTION 5. Amendments to Article V. Article V of the Five-Year Agreement is hereby amended by:

                (a) amending Section 5.01 by deleting clause (b) in its entirety and substituting therefor the following:

                           "(b) Stilwell will at all times own, directly or indirectly, not less than 66-2/3% of the outstanding voting securities or membership interests, as appropriate, of each of Berger, Janus, Nelson and Janus Capital Management LLC, in each case free and clear of any Liens on such securities or interests, provided that the foregoing shall not apply to the ownership of Janus or Nelson on or after the Merger Date."

                (b) amending Section 5.04 by deleting clause (g) in its entirety and substituting therefor the following:

                           "(g) [intentionally omitted];"

                SECTION 6. Amendments to Article VI. Article VI of the Five-Year Agreement is hereby amended by:

                (a) amending Section 6.01 by deleting the words "and under the 364-Day Agreement" from clause (v).

                (b) amending Section 6.02 by deleting clause (i) in its entirety and substituting therefor the following:

                           "(i) Liens arising pursuant to certain stock purchase agreements and restriction agreements requiring Stilwell to purchase outstanding capital stock of Janus from minority stockholders of Janus;"

                SECTION 7. Amendment to Article VII. Article VII of the Five-Year Agreement is hereby amended by deleting clause (m) in its entirety and substituting therefor the following:

                           "(m) Stilwell shall cease to own, directly or indirectly, at least 66-2/3% of the outstanding voting securities or membership interests, as appropriate, of any of Berger, Janus, Nelson or Janus Capital Management LLC, provided that, the foregoing shall not apply to the ownership of Janus or Nelson on or after the Merger Date; or"

                SECTION 8. Representations, Warranties and Agreements. Each Borrower hereby represents and warrants to and agrees with each Lender and the Agent that:

                (a) The representations and warranties of each Borrower set forth in Article III of the Five-Year Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date.

                (b) Such Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Five-Year Agreement, as amended by this Amendment.

                (c) The execution, delivery and performance by each Borrower of this Amendment and the performance by each Borrower of the Five-Year Agreement, as amended by this Amendment, (i) have been duly authorized by all requisite action and (ii) will not (A) violate (x) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of either Borrower, (y) any order of any Governmental Authority or (z) any provision of any indenture, agreement or other instrument to which either Borrower is a party or by which either of them or any of their property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement for borrowed money or other agreement or instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by either Borrower.

                (d) This Amendment has been duly executed and delivered by each Borrower. The Five-Year Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principals of equity.

                (e) As of the Amendment Effective Date, no Event of Default or Default has occurred and is continuing.

                SECTION 9. Conditions to Effectiveness. This Amendment shall become effective on October 23, 2002, provided the following conditions precedent have been satisfied (the "Amendment Effective Date"):

                (a) The Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of each Borrower, Janus Capital Management LLC, the Agent and the Required Lenders under the Five-Year Agreement.

                (b) All legal matters incident to this Amendment shall be satisfactory to the Required Lenders, the Agent and Cravath, Swaine & Moore, counsel for the Agent.

                (c) The Agent shall have received such other documents, instruments and certificates as it or its counsel shall reasonably request.

                SECTION 10. Five-Year Agreement. Except as specifically stated herein, the Five-Year Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement," "herein," "hereunder," "hereto," "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Five-Year Agreement as modified hereby.

                SECTION 11. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                SECTION 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                SECTION 13. Expenses. Stilwell agrees to reimburse the Agent for its out-of-pocket expenses in connection with the this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.



                                           STILWELL FINANCIAL INC.,



                                           by:    /s/ Daniel Connealy
                                                --------------------------------
                                               Name:  Daniel Connealy
                                               Title:    VP & CFO


                                           JANUS CAPITAL CORPORATION,


                                           by:    /s/ Daniel Connealy
                                                --------------------------------
                                               Name:  Daniel Connealy
                                               Title:    Vice President


                                           JANUS CAPITAL MANAGEMENT LLC, as
                                           Guarantor,


                                           by:    /s/ Loren M. Starr
                                                --------------------------------
                                               Name:  Loren M. Starr
                                               Title:    Chief Financial Officer


                                           CITIBANK, N.A., individually and as
                                           Administrative Agent and as Swingline
                                           Lender,


                                           by:    /s/ Matthew Nicholls
                                                --------------------------------
                                               Name:  Matthew Nicholls
                                               Title:     Vice President


                                           WELLS FARGO BANK, N.A., as successor
                                           in interest to WELLS FARGO BANK WEST,
                                           N.A.,


                                           by:    /s/ Randall Schmidt
                                                --------------------------------
                                               Name:  Randall Schmidt
                                               Title:    Vice President

                                           JPMORGAN CHASE BANK (f/k/a The Chase
                                           Manhattan Bank), individually and as
                                           Syndication Agent,

                                           by:    /s/ Marybeth Mullen
                                                --------------------------------
                                               Name:  Marybeth Mullen
                                               Title:    Vice President


                                           BANK OF AMERICA, N.A.,


                                           by:    /s/ Elizabeth W.F. Bishop
                                                --------------------------------
                                               Name:  Elizabeth W.F. Bishop
                                               Title:  Managing Director


                                           THE GOVERNOR AND COMPANY OF THE
                                           BANK OF IRELAND,


                                           by:
                                                --------------------------------
                                               Name:
                                               Title:


                                           by:
                                                -----------------------------
                                               Name:
                                               Title:


                                           BANK OF NEW YORK,


                                           by:    /s/ Timothy J. Somers
                                                --------------------------------
                                               Name:  Timothy J. Somers
                                               Title:    Vice President

                                           CREDIT SUISSE FIRST BOSTON,


                                           by:    /s/ Jay Chall
                                                --------------------------------
                                               Name:  Jay Chall
                                               Title:    Director


                                           by:    /s/ Bill O'Daly
                                                --------------------------------
                                               Name:  Bill O'Daly
                                               Title:    Director


                                           U.S. BANK NATIONAL ASSOCIATION,


                                           by:
                                                --------------------------------
                                               Name:
                                               Title:


                                           FLEET NATIONAL BANK,


                                           by:
                                                -------------------------------
                                               Name:
                                               Title:


                                           HSBC,


                                           by:
                                                --------------------------------
                                               Name:
                                               Title:


                                           THE ROYAL BANK OF SCOTLAND plc,


                                           by:    /s/ Diane Ferguson
                                                --------------------------------
                                               Name:  Diane Ferguson
                                               Title:    Senior Vice President

                                           STATE STREET BANK AND TRUST COMPANY,


                                           by:    /s/ John Stankard
                                                --------------------------------
                                               Name:  John Stankard
                                               Title:  Vice President

                                           UMB, N.A.,


                                           by:    /s/ Terry Dierks
                                                --------------------------------
                                               Name:  Terry Dierks
                                               Title:    Senior Vice President